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                                                                      EXHIBIT 23


                             Arthur Andersen LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports dated February 10, 1995 incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement (File No. 33-40639).


                                                            Arthur Andersen LLP


Atlanta, Georgia
February 10, 1995